PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2020
PROPERTY AND EQUIPMENT, NET
Schedule of Property and equipment
	December 31, 2020	December 31, 2019
Office equipment and furniture	$8,128	$27,941
Electronic equipment	94,335	87,176
Transportation vehicles	232,957	218,147
Leasehold improvement	-	46,128
Subtotal	335,420	379,392
Less: accumulated depreciation	(286,272)	(301,610)
Property and equipment, net	$49,148	$77,782